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                                                                    EXHIBIT 10.1

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OHIO AFFILIATES                                A FIFTH THIRD BANCORP BANK                                                      2

                                          Note: Retain Customer Copy for your records                                  REVOLVING
                                                                                                                         NOTE

OFFICER No.    598                                                               Note No.         901123243-50013
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$2,000,000.00                                                                                APRIL          , 1999
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City   TOLEDO           , State         OHIO                                                 (Effective Date)
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On or before the Due Date below, the undersigned, a (check one) [X] corporation   [ ] partnership   [ ] individual
                                                                        [ ] limited liability company,           for value received
and if more than one, jointly and severally, promise to pay to the order of
FIFTH THIRD BANK OF NORTHWESTERN OHIO, N.A.
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606 MADISON AVENUE, TOLEDO, OHIO  43604                                                         (hereinafter referred to as "Bank")
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the sum of       TWO MILLION and 00/100***                                                                                  Dollars
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(hereinafter referred to as the "Borrowing") plus interest as provided herein, less such amounts as shall have been repaid in accordance with this note.  The outstanding balance of this note will appear on a supplemental bank record and is not necessarily the face amount of this note.  Such record shall be conclusive as to the balance due of this note at any time.

The principal sum outstanding shall bear interest per annum at the rate of 0% greater than the "Prime Rate" (the rate announced by the Bank from time to time) on the above Effective Date.  In the event of a change in said Prime Rate, the rate of this note shall be changed immediately to that rate which shall be greater than the new Prime Rate by the amount stated in this clause.  Interest shall be computed based on a year of 360 days and charged for the actual number of days elapsed.

Prior to the Due Date, Bank may (but is not obligated to) lend to the undersigned such amounts as may from time to time be requested by the undersigned provided that the principal amount borrowed shall not at any time exceed the Borrowing and further provided that no Event of Default as defined herein shall exist.

Principal shall be due and payable:  [X] At Maturity:  [ ] In Installments; Installments in the amount of $_____________________
shall be due on the __________ day of each [ ] MONTH   [ ] QUARTER beginningwith a final payment on
______________________, 19_____________ of the principal amount then owing plus all interest due therein.  Principal and interest payments shall be made at Bank's address above unless otherwise designed to Bank in writing.

Interest shall be due and payable:  [ ] At Maturity   [X] On the  LAST   day of each   [X] Month   [ ] Quarter beginning
May, 1999.

To secure repayment of this note and all modifications, extensions and renewals thereof, and all other Obligations (as herein defined) of the undersigned to Bank, the undersigned grants Bank a security interest in all of the undersigned's now owned or hereafter acquired interests in all property in which Bank is, at any time, granted a lien for any Obligation, and all property in possession of bank including, without limitation, money, securities, instruments, documents, letters of credit, chattel paper, or other property delivered to Bank in transit, for safekeeping, or for collection or exchange for other property, all distributions, dividends, warrants, securities  or other rights in addition to such property, all right to payment form and claims against bank and all proceeds thereof, and all real and personal property described below ("Collateral").  The undersigned agrees to immediately deliver such additional dividends warrants, securities or other property or rights thereto bank immediately upon receipt as additional Collateral and until delivery to hold same in trust for Bank.  The undersigned agrees that the bank may, at any time, call for additional Collateral satisfactory to it.  All documents executed in connection wit this note and all
Collateral, including without limitation the following, further secure the Obligations:

BORROWER AGREES THAT PRIOR TO DRAWING UPON THE LINE OF CREDIT, BORROWER SHALL EXECUTE A PLEDGE OF ANY SECURITIES ACCOUNT.  IT HAS UP
TO THE VALUE OF THE LOAN.

The Obligations secured by the Collateral (herein, the "Obligations") shall include this note and each and every liability of the undersigned jointly or severally to Bank and all affiliates of Fifth Third Bancorp however created, direct or contingent, due or to become due whether now existing or hereafter arising, participated in whole or in part, created by trust agreement, lease, over-
draft, agreement, or otherwise, in any manner by the undersigned.  The undersigned also grants Bank a security interest in all of the Collateral as agent for all affiliates of Fifth Third Bancorp for all Obligations of the undersigned to such affiliates.  Said security interest shall not be enforced to the extent prohibited by the Truth in Lending Act as implemented by Federal Reserve
Regulation Z.

The undersigned certifies that the proceeds of this loan are to be used for business purposes.  If this note is a renewal, in whole or in part, of a previous Obligation, the acceptance by Bank of this note shall not effectuate a payment but rather a continuation of the previous Obligation.

Bank may charge, and the undersigned agrees to pay on the above Effective Date, a note processing fee in an amount determined by bank.

Events of Default:

This note, and all other Obligations of the undersigned to Bank, shall be and become immediately due and payable at the option of the Bank, without any demand or notice whatsoever, upon the occurrence of any of the following described events, each of which shall constitute an Event of Default:
1)   Any failure to make any payment when due of the principal or interest on this note, the occurrence of any event of default as therein defined on any other Obligation of the undersigned, or a default in the Obligations under any security documents.
2)   The death or dissolution of the undersigned, of any endorser or guarantor,  or if the undersigned is a partnership, the death or dissolution of a general partner.
3)   Any failure to submit to Bank current financial information upon request.
4)   The creation of any lien (except a lien to Bank) or the issuance of an attachment against or seizure of any of the property of, or the entry of a judgment against, the undersigned.
5)   In the judgement of Bank, any adverse change occurs in the ability of the undersigned to repay the Obligations, or the Bank deems itself insecure.
6)   An assignment for the benefit of the creditors of, or the commencement of any bankruptcy, receivership, insolvency, reorganization, or liquidation proceedings by or against the undersigned or any endorser or guarantor hereof.
7)   The Institution of any garnishment proceedings by attachment, levy or otherwise, against any Collateral, any deposit balance maintained or any property deposited with the Bank by the undersigned or any endorser or guarantor hereof.
8)   Bank has called for additional security and the undersigned has not furnished satisfactory additional security on demand.

Upon the occurrence of an Event of Default herein described Bank may, at its option, cease making advances hereunder, declare this note and all other Obligations of the undersigned, to be fully due and payable in their aggregate amount together with accrued interest plus any applicable prepayment premiums, fees, and charges.


In addition to any other remedy permitted by law, the Bank may at any time, without notice, apply the Collateral to this note or such other Obligations, whether due or not, and Bank may, at its option, proceed to enforce and protect its rights by an action at law or in equity or by any other appropriate proceedings.  Notwithstanding any other legal or equitable rights of Bank, Bank, in the Event of Default, is (a) hereby irrevocably appointed and constituted attorney-in-fact, with full power of substitution, to exercise all rights of ownership with respect to Collateral including, but not limited to, the right to collect all income of other distributions arising therefrom and to exercise all voting rights connected with Collateral; and (b) is hereby give full power to collect, sell, assign, transfer and deliver all of said Collateral or any part thereof, or any substitutes therefor, or any additions thereto, through any private or public sale without either demand or notice to the undersigned, or any advertisement, the same being hereby expressly waived, at which sale Bank is authorized to purchase said property or any part thereof, free from any right of redemption on the part of the undersigned, which is hereby expressly waived and released.  In case of sale for any cause, after deducting all costs and expenses of every kind, bank may apply, as it shall deem proper, the residue of the proceeds of such sale toward the payment of any one or more or all of the Obligations of the undersigned, whether due or not due, to Bank;
after such application and the return of any surplus, the undersigned agrees to be and remains liable to Bank for any and every deficiency after application as aforesaid upon this and any other Obligation.  the undersigned shall pay all costs of collection incurred by Bank, including its attorney's fees, if this note is referred to an attorney for collection, whether or not payment is obtained before entry of judgment, which costs and fees are Obligations secured by the Collateral.

If any payment is not paid when due (whether by acceleration or otherwise) or within 10 days thereafter, the undersigned agrees to pay to Bank a late payment fee as provided for in any loan agreement or 5% of the payment amount, whichever is greater, with a minimum fee of $20.00.  After an Event of Default, the undersigned agrees to pay to Bank a fixed charge of $25.00, or the undersigned agrees that Bank may, without notice, increase the above stated interest rate by 6%, whichever is greater.  Under no circumstances shall said interest rate be raised to a rate which shall be in excess of the maximum rate of interest allowable under the state and/or federal usury laws in force at the time of such change.

The undersigned may prepay all or part of this note, which prepaid amounts shall be applied to the amounts due in reverse order of their due dates.  Upon such prepayments, including involuntary prepayment by acceleration, the undersigned shall pay a premium of
2% of the maximum principal amount permitted under this note.  Partial prepayments shall not excuse any subsequent payment due.

ENTIRE AGREEMENT: The undesigned agrees that there are no conditions or understandings which are not expressed in this note and the documents referred to herein.

WAIVER:  No failure on the part of Bank to exercise any of its rights hereunder shall be deemed a waiver of any such rights of any default.  Demand, presentment, protest, and notice of dishonor, notice of protest, and notice of default are hereby waived.  Each of the undersigned, including but not limited to all co-makers and accommodation makers of this note, hereby waives all suretyship defenses including but not limited to all defenses based upon impairment of collateral and all suretyship defenses described in
Section 3-605 of the Uniform Commercial Code, as revised in 1990 (the "UCC).  Such waiver is entered to the full extent permitted by Section 3-605 (i) of the UCC.

JURY WAIVER: THE UNDERSIGNED, ANY ENDORSER  OR GUARANTOR HEREOF, WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY MATTERS ARISING OUT
OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

The declaration of invalidity of any provision of this note shall not affect any part of the remainder of the provisions.

[ ] This note is supplemented by the terms and conditions of a loan agreement dated_________________________ between the undersigned and Bank.

Warrant of attorney: The undersigned,jointly and severally, authorize any attorney-at-law to appear in any court of record after maturity of this note, whether by acceleration or otherwise, to waive the issuance and service of process and to confess judgment against them in favor of the bank for the principal sum due herein together with interest, charges, court costs and attorney's fees, and to waive and release all errors, rights of appeal, exemptions and stays of execution.  The undersigned also agrees that the attorney acting for the undersigned as set forth in this paragraph may be compensated by Bank for such services, and the undersigned waive any conflict of interest caused by such representation and compensation arrangement.  This warrant of attorney to confess judgment shall be construed under the laws of the State of Ohio.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGEMENT MAY
BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY
CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE
AGREEMENT, OR ANY OTHER CAUSE.

DUE DATE         MARCH 31, 2000                                                SOMANETICS CORP
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ADDRESS          1653 EAST MAPLE ROAD                               BY:       /S/ Raymond W. Gunn
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                 TROY, MI  48083
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